Prospectus supplement dated November 3, 2021
to the following prospectus(es):
Waddell & Reed Advisors Survivorship Life prospectus dated May 1, 2009
Waddell & Reed Advisors Select Annuity, Waddell & Reed Advisors Select Life and Waddell & Reed Advisors Select Life II prospectuses dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The liquidation of the Ivy Variable Insurance Portfolios – Delaware Ivy Government Money Market: Class II that was communicated in the October 13, 2021 supplement has been postponed until further notice.
As a result of the postponed liquidation, the following changes apply to the contract:
Effective November 12, 2021, the following underlying mutual fund will be available as an investment option under the contract:
•	Nationwide Variable Insurance Trust – NVIT Government Money Market Fund: Class II
The following underlying mutual fund is only available in contracts for which good order applications were received before September 30, 2021:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Government Money Market: Class II
Effective November 15, 2021, the following underlying mutual fund will no longer be available to receive transfers or new purchase payments:
•	Ivy Variable Insurance Portfolios - Delaware Ivy Government Money Market: Class II
PROS-0627
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